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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated March 22, 2004 relating to the consolidated financial statements of Corporate Property Associates 16 - Global Incorporated, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

New York, New York
April 2, 2004